EXHIBIT  23.3

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

     As independent certified public accountants of Airplan, Inc., we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 18, 2004 in the Registration Statement (Form SB-2) filed with the Securities and Exchange Commission.



/s/  STELMACK  DOBRANSKY  &  EANNACE,  LLC
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STELMACK  DOBRANSKY  &  EANNACE,  LLC


Pittsburgh,  Pennsylvania
November  4,  2004